UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

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UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL 60606
233 S. Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip Code)

(312) 997-8000
(312) 997-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2013, United Continental Holdings, Inc. (“UAL”) issued in a public offering $300,000,000 principal amount of its 6.375% Senior Notes due 2018 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”).  The Notes and Guarantee were issued pursuant to an Indenture, dated as of May 7, 2013 (the “Indenture”), among UAL, United and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented by the First Supplemental Indenture, dated as of May 7, 2013 (the “First Supplemental Indenture”), among UAL, United and the Trustee.

The Notes will mature on June 1, 2018. The Notes bear interest at a rate of 6.375% per annum, payable semi-annually on June 1 and December 1 of each year, beginning December 1, 2013. The indebtedness evidenced by the Notes may be accelerated upon the occurrence of events of default under the Indenture, as supplemented by the First Supplemental Indenture, which are customary for securities of this nature. UAL, at its option, may redeem some or all of the Notes at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) a make-whole amount based on the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date using a rate based on comparable U.S. Treasury securities plus 50 basis points, plus in either case accrued and unpaid interest to the redemption date.

Copies of the Indenture and the First Supplemental Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The form of the Notes and the form of the Notation of Note Guarantee are filed herewith as Exhibits 4.3 and 4.4, respectively, and are incorporated by reference herein. The foregoing descriptions of the Indenture, the First Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to such exhibits.

The issuance of the Notes and the Guarantee was registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-181014 and 333-181014-1), filed with the Securities and Exchange Commission on April 27, 2012.  The material terms of the Notes and the Guarantee are more fully described in the final Prospectus Supplement, dated May 2, 2013, to the Prospectus, dated April 27, 2012, of UAL and United filed with the Securities and Exchange Commission on May 6, 2013 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 2, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through J.P. Morgan Securities LLC as their representative -- filed herewith.

4.1	Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.
4.2	First Supplemental Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.
4.3	Form of 6.375% Senior Notes due 2018 (included in Exhibit 4.2 as Exhibit A thereto).
4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).
5.1	Opinion of Hughes Hubbard & Reed LLP as to the validity of the Notes and the Guarantee -- filed herewith.
23.1	Consent of Independent Registered Public Accounting Firm -- filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Brett J. Hart
Name:	Brett J. Hart
Title:	Executive Vice President, General Counsel and Secretary

Date: May 10, 2013

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 2, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through J.P. Morgan Securities LLC as their representative -- filed herewith.

4.1	Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.
4.2	First Supplemental Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.
4.3	Form of 6.375% Senior Notes due 2018 (included in Exhibit 4.2 as Exhibit A thereto).
4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).
5.1	Opinion of Hughes Hubbard & Reed LLP as to the validity of the Notes and the Guarantee -- filed herewith.
23.1	Consent of Independent Registered Public Accounting Firm -- filed herewith.